Forward Air 4Q24 Earnings Presentation February 26, 2025

2 Statements & Disclaimers Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this presentation relate to expectations regarding customer demand for services of Forward Air Corporation (“Forward”, “we” or “us”) as well as expectations regarding the freight market; ability to achieve and timing of capturing the intended benefits of the acquisition of Omni, including any revenue and cost synergies; expectations regarding lease overhang costs; ability to improve liquidity as well as the ability to delever and focus on debt repayment; expectations regarding the timing and impact of forecasted or anticipated savings and ability to reach the run rate; ability of Forward to identify opportunities to dispose of any non-core assets; expectations regarding Forward's ability to execute on its plan to integrate Omni Logistics in order to generate long-term value for shareholders; capital allocation strategies, including the result of any portfolio review and expectations regarding our Consolidated EBITDA for the 2024 calendar year. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward- looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, Forward's ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all, the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected, the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected, continued weakening of the freight environment, future debt and financing levels, our ability to deleverage, including, without limitation, through capital allocation or divestitures of non-core businesses, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this presentation is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward- looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. Non-GAAP Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included Consolidated EBITDA, Consolidated EBITDA Margin %, Net Leverage Ratio, Net Debt, Reported EBITDA, Reported EBITDA Margin %, Excluding Impairment of Goodwill, each a non-GAAP financial measure (each, a “Non-GAAP Measure”), in this presentation. The reconciliation of each Non-GAAP Measure to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because each Non-GAAP Measure excludes certain items as described herein, it may not be indicative of the results that Forward expects to recognize for future periods. As a result, each Non-GAAP Measure should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. The Company is also providing Consolidated EBITDA and Net Leverage Ratio calculated in accordance with Forward’s credit agreement as we believe it provides investors with important information regarding our liquidity, financial condition and compliance with our obligations under our credit agreement.

AGENDA 01 02 4Q24 Highlights Integration Update03 04 Leverage and Liquidity Cash Flow 3 2024 Summary06 05 Full Year Results by Quarter 07 Appendix

4Q24 Overall Performance Steady Despite Prolonged Softness in Freight Cycle



$633M
REVENUE

$76M
OPERATING INCOME

$69M
10.9% margin
CONSOLIDATED EBITDA[1]

$382M
LIQUIDITY[2]

5.5x
~$59M cushion
LTM COVENANT NET LEVERAGE[1]

Forward Omni Logistics

1. Non-GAAP financial measure. Calculated pursuant to Senior Secured Loan Credit Agreement
2. Liquidity is defined as unrestricted cash plus availability to borrow under the Revolving Credit Facility

4

$55 $81 $77 $63 $89 $86 $69 1Q24 2Q24 3Q24 4Q24 Consolidated Results by Quarter Revenue Consolidated EBITDA $ (2) & Consolidated EBITDA Margin % (2) 5 (1) (1) 1. Pro-forma adjusted to reflect the Omni acquisition calculated in accordance with Article 11 of Regulation S-X. As a result, this number differs from reported amounts for 1Q24. For more information, please see our 8-K filed on June 10, 2024. 2. Non-GAAP financial measure. Calculated pursuant to Senior Secured Loan Credit Agreement 3. Reflects Consolidated EBITDA reported in previous quarters. Amounts were updated to reflect pro forma EBITDA add-backs of rent expense related to abandoned properties. $ in millions $621 $644 $656 $633 1Q24 2Q24 3Q24 4Q24 (3) (3) (3) 10.9%13.1%13.8%10.2%

Expedited Freight Segment Results by Quarter Segment Revenue 6 $273 $291 $285 $266 1Q24 2Q24 3Q24 4Q24 (1) 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Non-GAAP financial measure. Reconciliation provided in the Appendix on slide 17 Reported EBITDA7 (2) $ & Reported EBITDA Margin % (2) $30 $33 $29 $18 11.1% 11.2% 10.3% 6.6% 1Q24 2Q24 3Q24 4Q24 $ in millions

Omni Logistics Segment Results by Quarter Segment Revenue 7 (1) 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Non-GAAP financial measure. Reconciliation provided in the Appendix on slide 18 $225 $312 $335 $326 1Q24 2Q24 3Q24 4Q24 Reported EBITDA $ (2) & Reported EBITDA Margin %, Excluding Impairment of Goodwill (2) $(12) $20 $27 $32 -5.2% 6.4% 8.0% 9.8% 1Q24 2Q24 3Q24 4Q24 $ in millions

Intermodal Segment Results by Quarter Segment Revenue 8 (1) 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Non-GAAP financial measure. Reconciliation provided in the Appendix on slide 19 $8 $10 $9 $10 14.6% 16.9% 15.1% 17.5% 1Q24 2Q24 3Q24 4Q24 $56 $59 $57 $60 1Q24 2Q24 3Q24 4Q24 Reported EBITDA (2) $ & Reported EBITDA Margin % (2) $ in millions

Omni Integration on Track

Gross Synergies by Quarter in $M

$8.3M
1Q24
Close Transaction
$8.3M Cumulative

- Maintained service and corporate processes without interruption
- Shut down Omni's linehaul operations and absorbed volume into FWRD's network
- Began to execute facilities consolidation plan

$14.6M
2Q24
Action Items
$22.9M Cumulative

- Executed organizational streamlining with headcount redundancies
- Transitioned local cartage from 3rd-party vendors to FWRD where accretive
- Continued to execute facilities consolidations

The above does not include approximately $23M in other annualized cost reductions announced in June 2024

$17.9M
3Q24
Realize Savings
$40.8M Cumulative

- Completed air freight transportation management system consolidation; additional systems conversions to continue into 2025
- Rolled out indirect spend initiatives using combined company's improved buying power
- Continued to execute facilities consolidations

$18.6M
4Q24
Refinement and Improvement
$59.4M Cumulative

- Completed harmonization of corporate policies and human capital management in US
- Continued IT system consolidations
- Continued to execute facilities consolidations

The above does not include approximately $22M in other annualized cost reductions announced in December 2024

$20.0M
(Anticipated)
End of 1Q25 and Beyond (Run-Rate)
~$80M Annualized

- All synergy initiatives currently planned are expected to be actioned by the end of 1Q25
- Costs to achieve depend on ability to secure lease terminations and sublets. Amount expected to decrease over time as lease overhang costs are mitigated from exited sites
- Continue to seek new synergy opportunities

Forward Omni Logistics

9

$1,045 $725 2024 2025 2026 2027 2028 2029 2030 2031 Key Commentary First Lien Term Loan Senior Secured Notes ▪ No material maturities within the next 4 years ▪ Long period of time to effectuate integration and transformation and garner benefits of combination No Long-Term Debt Maturities Until December 2030 $ in millions Revolving Credit Facility (1) $300 1. Credit facility undrawn as of 12/31/24 other than $23 million letters of credit issued through the facility (Dec)(Jan) (Oct) 10 No Maturities Over Next 5 Years(1)

1Q24 2Q24 3Q24 4Q24 Term Loan B 1,045$ 1,045$ 1,045$ 1,045$ Senior Sec. Notes 725$ 725$ 725$ 725$ First Lien Debt (2) 1,770$ 1,770$ 1,770$ 1,770$ Net Cash (3) 136$ 68$ 122$ 86$ Net Debt 1,634$ 1,702$ 1,648$ 1,684$ Consolidated LTM EBITDA (1) 355$ 342$ 332$ 308$ Leverage Ratio 4.6x 5.0x 5.0x 5.5x $340 $340 $322 $277 $136 $68 $122 $86 $20 $20 $2 $16 $17 $15 $19 1Q24 2Q24 3Q24 4Q24 1. Calculated pursuant to Senior Secured Loan Credit Agreement 2. Includes Term Loan, Senior Secured Notes, and Revolving Credit Facility; excludes finance leases 3. Excludes foreign subsidiaries and restricted cash 4. Undrawn revolver balance 5. Totals may not foot due to rounding Deleveraging Remains a Key Priority for Management Through Potential Asset Sales and Operational Improvement Net Leverage(1) Liquidity Gross Cash: $105M Net Cash Revolving Credit Facility(4) Restricted Cash Deduction Foreign Subsidiary Deduction 11 Gross Cash: $138M(5) $445 $460(5) Net Leverage Ratio(1) Required Covenant Leverage Ratio(1) $512 Gross Cash: $172M $382 Gross Cash: $105M(5) 5.0x 5.2x 5.4x 5.5x 6.0x 6.0x 6.0x 6.75x 1Q24 2Q24 3Q24 4Q24 $ in millions $ in millions

Amended Credit Facility Agreement – December 2024 12 6.75x 6.75x 6.75x 6.75x 6.50x 6.25x 6.00x 5.75x 5.50x 5.50x5.50x 5.25x 5.00x 4.75x 4.50x 4.50x 4.50x 4.50x 4.50x 4.50x 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 Thereafter New Previous First Lien Net Leverage Covenant(1) 1. Calculated pursuant to Senior Secured Loan Credit Agreement Provides increased flexibility to continue executing transformation Extended leverage step down by four quarters 2027 through maturity net leverage covenant increased by 1x Facility size reduced from $340M to $300M Additional details regarding the amendment can be found in the Company’s Form 8-K filed with the SEC on January 6, 2025 5.5x 4Q24 Net First Lien Leverage

$85 $81 $(22) $(27) $19 $137 $42 $(12) $(64) $2 $105 6/30 Unrestricted Cash Balance Operating Cash Flow Transaction & Integration Professional Fees Debt Service LC Release 9/30 Unrestricted Cash Balance Operating Cash Flow Transaction & Integration Professional Fees Debt Service LC Release 12/31 Unrestricted Cash Balance • Operating cash flow decreased $39M from 3Q24 to 4Q24, resulting from seasonal volume uplift • Professional fees primarily include: ‒ Transaction and integration professional fee spend in 2H24 largely driven by $28M catch up of accrued fees from prior two quarters • Debt service primarily includes: ‒ 3Q – Primarily $26M interest payment on Term Loan B ‒ 4Q – Primarily $35M interest payment on Senior Secured Notes, $26M interest payment on Term Loan B • $21M of LC cash collateral transferred to RCF and released to unrestricted cash 1 2 2 3 3 4 4 $52M $32M $20M positive cash flow over 2H24, with operating cash flow primarily used to service debt and pay legacy professional fees 3Q24 4Q24 Commentary 1 2 3 4 ($ in millions) 2H24 Cash Bridge 131. Operating Cash Flows represents the change in Unrestricted Cash less discrete items identified in this slide. (1) (1)

Completed transaction in 1Q24 Brought in new senior leadership beginning in April Continuing as an industry leader in on-time service and claims rates Transforming from separate legal entity driven organizations to a product, service and operations driven team with stronger back-office support, process and procedure Deleveraging remains focus via asset rationalization and improved performance Amended senior secured term loan credit agreement in December to provide additional financial flexibility Steady 4Q24 financial performance in the face of challenging market backdrop Ended 4Q24 in strong liquidity position Executed more than $100 million in annualized cost reduction synergies in 2024 2024 Summary 14

Appendix 15

1. Non-GAAP financial measure. 2. Totals may not foot due to rounding Net Income to Consolidated EBITDA Reconciliation 16 $ in millions Consolidated EBITDA Reconciliation 1Q24 2Q24 3Q24 4Q24 TTM (12/31/2024) Net (loss) income from continuing operations ($89) ($966) ($34) ($35) ($1,125) Interest expense 41 47 53 48 189 Income tax (benefit) expense (18) (175) 1 67 (125) Depreciation and amortization 32 49 26 38 144 Reported EBITDA (1)(2) ($35) ($1,046) $46 $118 ($917) Impairment of goodwill -- 1,093 15 (79) 1,028 Transaction and integration costs 62 10 (1) 10 81 Severance costs 8 4 3 2 16 Optimization project costs -- -- -- 10 10 Pro forma synergies 11 6 5 1 22 Pro forma savings 11 10 6 5 33 Other 7 12 13 2 33 Consolidated EBITDA (1)(2) $63 $89 $86 $69 $308 Consolidated First Lien Indebtedness 1,770 Net Cash & Cash Equivalents (86) Net Debt $1,684 Consolidated First Lien Net Leverage Ratio 5.5x

1Q24 2Q24 3Q24 4Q24 FY 2024 Expedited Freight Operating revenue $273 $291 $285 $266 $1,115 Operating expenses Purchased transportation 128 143 140 136 546 Salaries, wages, and employee benefits 63 64 59 57 242 Operating leases 15 15 16 18 64 Depreciation and amortization 10 11 10 10 41 Insurance and claims 11 11 12 10 44 Fuel expense 3 2 2 3 10 Other operating expenses 25 24 26 24 100 Total operating expenses 254 269 265 259 1,047 Income (loss) from operations $19 $22 $19 $7 $68 (+) Depreciation and amortization 10 11 10 10 41 Reported EBITDA $30 $33 $29 $18 $109 Reported EBITDA Margin % 10.9% 11.2% 10.3% 6.6% 9.8% FY2024 Segment Performance – Expedited Freight 17 (1) 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding $ in millions (2) (2) (2)

1Q24 2Q24 3Q24 4Q24 FY 2024 Omni Logistics Operating revenue $225 $312 $335 $326 $1,197 Operating expenses Purchased transportation 144 179 195 183 701 Salaries, wages, and employee benefits 49 58 55 54 216 Operating leases 19 27 28 23 97 Depreciation and amortization 17 33 11 23 84 Insurance and claims 2 3 3 4 12 Fuel expense 0 1 1 1 3 Other operating expenses 22 25 26 29 101 Impairment of goodwill - 1,093 15 (79) 1,029 Total operating expenses 253 1,418 333 237 2,242 Income (loss) from operations ($29) ($1,106) $1 $89 ($1,045) (+) Impairment of goodwill - 1,093 15 (79) 1,029 Adjusted income (loss) from operations ($29) ($13) $16 $9 ($16) (+) Depreciation and amortization 17 33 11 23 84 Reported EBITDA ($12) $20 $27 $32 $67 Reported EBITDA Margin % -5.2% 6.4% 8.0% 9.8% 5.6% FY2024 Segment Performance – Omni Logistics 18 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding (1) $ in millions (2) (2) (2) (2)

1Q24 2Q24 3Q24 4Q24 FY 2024 Intermodal Operating revenue $56 $59 $57 $60 $233 Operating expenses Purchased transportation 17 19 18 19 74 Salaries, wages, and employee benefits 15 15 15 14 59 Operating leases 5 5 6 6 22 Depreciation and amortization 5 5 5 5 18 Insurance and claims 3 3 3 2 10 Fuel expense 2 2 2 2 9 Other operating expenses 6 6 6 5 23 Total operating expenses 53 54 53 54 214 Income (loss) from operations $4 $5 $4 $6 $19 (+) Depreciation and amortization 5 5 5 5 18 Reported EBITDA $8 $10 $9 $10 $37 Reported EBITDA Margin % 14.6% 16.9% 15.1% 17.5% 16.0% FY2024 Segment Performance – Intermodal 19 (1) 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding $ in millions (2) (2) (2)

12.8 13.2 13.3 13.4 12.9 13.6 13.0 12.2 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 770 801 821 815 827 821 858 856 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 $198 $193 $199 $195 $200 $200 $207 $203 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Legacy Forward Air LTL Operating Metrics 20 Shipments per Day Weight per Shipment Revenue per Shipment Excluding Fuel In 000’s In pounds In $’s ▪ 4Q24 weight per shipment of 856 pounds with a 5.0% YoY increase ▪ 4Q24 revenue per shipment, ex fuel of $203 with a 4.0% YoY increase ▪ Driven by the corrective pricing actions focused on updated DOE costing methodology and contribution margin management. Negative and low contribution margin accounts are proactively being managed, rerated, or canceled. ▪ 4Q24 shipments per day of 12.2K with an 9.0% YoY decrease ▪ Driven by overall volume decrease in the market and efforts to improve productivity and profitability with greater revenue and profit per shipment vs overall shipment volume (2.3)%3.4%1.4%(4.8)%(7.0)%(12)% 4.5%2.5%7.4%11.3%7.7%5.4% 4.0%3.7%0.7%2.4%0.2%(2.0)%% YoY Change (9.0)% 5.0% 4.0%